EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002

I, Claudio M. Guazzoni, Chief Executive Officer of Zanett, Inc. (the ”Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, of the Form 10-K of the Company for the annual period ended December 31, 2006 (“the Company Form 10-K”) fully complies with the requirements of Section 13(a) or 15(d) or the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in the Company Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Claudio M. Guazzoni	March 30, 2007
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Claudio M. Guazzoni – Chief Executive Officer	Date